                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY REGISTRANT [X]           FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive additional materials
[ ] Soliciting material under Rule 14a-12

                          BRUNSWICK TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, schedule or registration statement no.:

   3) Filing party:

   4) Date filed:
---------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

--------------------------------------------------------------------------------

   [BTI LOGO]
REINFORCED THROUGH
  INNOVATION
                                                          43 Bibber Parkway
                                                          Brunswick, Maine 04011

                                  May 25, 2000

Dear Fellow Shareholder:

                     SAINT-GOBAIN'S END RUN TO TAKE OVER BTI

In an effort to seize control of BTI, Saint-Gobain is attempting to remove BTI's Board of Directors at a special meeting of shareholders currently scheduled for June 16. Saint-Gobain wants to remove the recently elected Board in order to force their inadequate, hostile offer on shareholders.

By removing the BTI Board and replacing BTI's directors with its own nominees, Saint-Gobain would be able to do an end-run around the protections that are now in place to allow your Board time to create value for you.

           SAINT-GOBAIN'S DIRECTOR NOMINEES ALL WORK FOR SAINT-GOBAIN

Saint-Gobain not only wants to remove your Board, it wants to replace your Board with nominees that are ALL senior executives of Compagnie de Saint-Gobain or its subsidiaries.

If Saint-Gobain is successful in removing and replacing the current BTI Board, there would be NO independent directors on the BTI board to represent the interests of shareholders. Saint-Gobain would be in the position of, in effect, negotiating with itself on any matter related to its tender offer.

               SAINT-GOBAIN'S IRRECONCILABLE CONFLICT OF INTEREST

Whose interests do you think Saint-Gobain's nominees will represent - yours or Saint-Gobain's? We believe that the Saint-Gobain nominees have an irreconcilable conflict of interest. How can they represent the interests of you and other BTI shareholders when the company they work for is trying to buy BTI?

              REJECT SAINT-GOBAIN'S ATTEMPT TO SEIZE CONTROL OF BTI

Your current Board of Directors is doing everything it can to protect your interests. But you must take action also to reject Saint-Gobain's blatant attempt to seize control of your Company. YOUR BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU NOT RETURN ANY GREEN PROXY SENT TO YOU BY SAINT-GOBAIN. This is just another step in an attempt by Saint-Gobain to gain control of your Company with its inadequate $8.00 per share tender offer.

                               SUPPORT YOUR BOARD

We believe that, as a shareholder, your interests are best served by your current Board members who were just elected and who are actively exploring and negotiating alternatives that could generate greater shareholder value.

These alternatives could potentially include the sale of the company, the acquisition of another company, or a strategic alliance with another company.

Support your Board and reject Saint-Gobain.



1)   REJECT SAINT-GOBAIN - THROW AWAY THE GREEN PROXY CARD

     We urge shareholders to reject Saint-Gobain's latest attack by throwing away any green proxy card sent to you by Saint-Gobain.

     Do not support Saint-Gobain at the special meeting.

     Do not tender your shares into Saint-Gobain's inadequate offer.

2)   SUPPORT BTI - VOTE THE WHITE PROXY CARD NOW

     We urge you to support BTI and prevent Saint-Gobain from gaining control of your company by signing and dating the enclosed WHITE proxy card now and mailing it in the envelope provided.



We appreciate your continued support.

                               Sincerely,

                               /s/ Martin S. Grimnes
                               ------------------------------------
                               Martin S. Grimnes
                               Chairman and Chief Executive Officer














             IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES,
                        PLEASE CALL OUR PROXY SOLICITOR:

                        MORROW & CO. AT (800) 662 - 5200

                              VOTING INSTRUCTIONS


         THE INFORMATION BELOW IS PROVIDED TO ASSIST YOU IN VOTING YOUR PROXY CARD AS RECOMMENDED BY THE BRUNSWICK BOARD OF DIRECTORS.
         --------------------------------------------------------------

1. VOTE EACH WHITE PROXY CARD RECEIVED SINCE EACH ACCOUNT MUST BE VOTED SEPARATELY. ONLY YOUR LATEST DATED PROXY COUNTS.

2.   DATE YOUR PROXY.

3.   SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL.

     JOINT OWNERS: If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner.

     INCLUDE YOUR TITLE OR AUTHORITY: If signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

4.   RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR BANK, you must return your proxy to your broker or bank in order for your shares to be voted.

--------------------------------------------------------------------------------
                   FILL OUT YOUR PROXY CARD AS INDICATED BELOW


BRUNSWICK TECHNOLOGIES, INC.                                    WHITE PROXY CARD
--------------------------------------------------------------------------------
THE FOLLOWING PROPOSALS ARE MADE BY VETROTEX CERTAINTEED CORPORATION. BTI'S BOARD OF DIRECTORS IS AGAINST ALL THREE PROPOSALS.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSALS 1 & 2 BELOW

Proposal 1: To amend the Articles of Incorporation to change the vote required to remove directors.

    FOR                       AGAINST                   ABSTAIN
    [ ]                         [X]                       [ ]

Proposal 2: To remove the entire Board of Directors.

    FOR                       AGAINST                   ABSTAIN
    [ ]                         [X]                       [ ]


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO "WITHHOLD" ON PROPOSAL 3 BELOW

Proposal 3: Election of Directors
            Jean Phillippe Bubsson    James F. Harkins, Jr.
            Roberto Cellari           John J. Sweeney, III
            F. Lee Faust              Dorothy C. Wackerman    Robert W. Fenton

                       FOR ALL
                       NOMINEES             WITHHOLD
                        [ ]                   [X]

For election of all nominees, except vote withheld from the following nominees:

[ ]
    --------------------------------------------------------------------------

In his or her discretion, the Proxy is authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Note: Proposal 3 is conditioned upon the approval of Proposal 2.


                                         Date         May 24             , 2000
                                              ---------------------------
                                                      John Doe
                                         ---------------------------------------
 John Doe and Jane Doe                               (Signature)
 123 Main Street
 Anywhere, USA 11111                                  John Doe
                                         ---------------------------------------
                                             (Signature if held jointly)

                                         ---------------------------------------
                                                     (Title)


Please sign exactly as name appears on this proxy. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MORROW & CO., INC., TOLL FREE AT (800) 662-5200.

Check the Against or                       Be sure to sign exactly as your name
Withhold box on each                          appears on the mailing label
proposal

Put your title here (if                              Remember to date your
appropriate)                                         proxy card

              IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR PROXY SOLICITOR: MORROW & CO. at (800) 662 - 5200

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                        ________________________________
                                    BRUNSWICK
                               TECHNOLOGIES, INC.
                        ________________________________



                          RECORD DATE SHARES: _________

                                [Name and Address
                                 of Shareholder]



                                                  --------------------
                                                  Date
    Please be sure to sign and date this Proxy
----------------------------------------------------------------------


    Stockholder sign here                   Co-owner sign here
----------------------------------------------------------------------


                                       For All                 For All
1.  Election of Directors. To set      Nominees   Withhold     Except
    the number of Directors at seven     [ ]         [ ]        [ ]
    and to elect the following:

    Martin S. Grimnes   Max G. Pitcher
    William M. Dubay    Peter N. Walmsley
    Richard J. Corbin   Kenneth J. Hatten

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominee(s).

                                         For       Against    Abstain
2.  Approval of an amendment             [ ]         [ ]        [ ]
    to the Company's Equity
    Incentive Plan to increase
    the number of available shares
    of common stock available for
    awards from 421,740 to 821,470.

                                         For       Against    Abstain
3.  Ratification of the appointment      [ ]         [ ]        [ ]
    of PricewaterhouseCoopers LLP
    as independent auditors of the
    Company.

4. In his discretion, the Proxy is authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.


Mark box at right if an address change or comment has Been noted on the reverse side of this card. [ ]

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

                                    BRUNSWICK
                               TECHNOLOGIES, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Brunswick Technologies, Inc.

                        [Name and Address of Shareholder]